UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55585	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6
Boca Raton, Florida 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

In connection with its review of Grom Social Enterprises, Inc.’s application for listing on the Nasdaq Capital Market, Nasdaq requested that the company amend its loan agreements with certain of its lenders, and the securities issued thereunder, to remove certain provisions, as further described in Item 1.01 below. Since Nasdaq’s request was not fully satisfied until the last amendment was entered into, the date of this Current Report on Form 8-K (i.e., the date of earliest event reported) is May 25, 2021, which was the date that the company had received all of the required amendments.

Item 1.01	Entry Into Material Definitive Agreement.

In its continuing efforts to satisfy the Nasdaq Capital Market’s listing standards, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), amended loan agreements with certain of its lenders, and the securities issued thereunder, to remove certain provisions, as follows:

FirstFire Global Amendment

On May 20, 2021, the Company and FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire Global”), entered into Amendment No. 1 to Transaction Documents (the “FirstFire Global Amendment”), pursuant to which the parties amended certain terms of the convertible promissory note (the “FirstFire Global Note”) and warrant to purchase shares of the Company’s common stock (the “FirstFire Global Warrant”) the Company issued to FirstFire Global under the Securities Purchase Agreement by and between the parties, dated March 11, 2021 (the “FirstFire Global Purchase Agreement”). Pursuant to the FirstFire Global Amendment, the full-ratchet anti-dilution provision was deleted from the FirstFire Global Warrant, and the variable conversion feature was deleted from the FirstFire Global Note. Except as specifically amended by the FirstFire Global Amendment, the terms and conditions of the FirstFire Purchase Agreement, FirstFire Global Note, FirstFire Global Warrant, and other original transaction documents, remain in full force and effect.

Quick Capital Amendment

On May 21, 2021, the Company and Quick Capital, LLC, a Wyoming limited liability company (“Quick Capital”), entered into Amendment No. 1 to Convertible Promissory Note (the “Quick Capital Note Amendment”) and Amendment No. 1 to Common Stock Purchase Warrant (the “Quick Capital Warrant Amendment” and, together with the Quick Capital Note Amendment, the “Quick Capital Amendments”), pursuant to which the parties amended certain terms of the convertible promissory note (the “Quick Capital Note”) and warrant to purchase shares of the Company’s common stock (the “Quick Capital Warrant”) the Company issued to Quick Capital under the Note Purchase Agreement by and between the parties, dated December 17, 2021 (the “Quick Capital Purchase Agreement”). Pursuant to the Quick Capital Amendments, the full-ratchet anti-dilution provision was deleted from the Quick Capital Warrant, and the variable conversion feature was deleted from the Quick Capital Note. Except as specifically amended by the Quick Capital Amendments, the terms and conditions of the Quick Capital Purchase Agreement, Quick Capital Note, Quick Capital Warrant, and other original transaction documents, remain in full force and effect.

Labrys Fund Amendment

On May 22, 2021, the Company and Labrys Fund, LP, a Delaware limited partnership (“Labrys Fund”), entered into Amendment No. 1 to the Warrant (the “Labrys Fund Amendment”), pursuant to which the parties amended certain terms of the warrant to purchase shares of the Company’s common stock (the “Labrys Fund Warrant”) the Company issued to Labrys Fund under the Securities Purchase Agreement by and between the parties, dated April 16, 2021 (the “Labrys Fund Purchase Agreement”). Pursuant to the Labrys Fund Amendment, the full-ratchet anti-dilution provision was deleted from the Labrys Fund Warrant. Except as specifically amended by the Labrys Fund Amendment, the terms and conditions of the Labrys Fund Purchase Agreement, Labrys Fund Warrant, and other original transaction documents, remain in full force and effect.

EMA Financial Amendment

On May 24, 2021, the Company and EMA Financial, LLC, a Delaware limited liability company (“EMA Financial”), entered into Amendment No. 1 to Transaction Documents (the “EMA Financial Amendment”), pursuant to which the parties amended certain terms of the convertible promissory note (the “EMA Financial Note”) and warrant to purchase shares of the Company’s common stock (the “EMA Financial Warrant”) the Company issued to EMA Financial under the Securities Purchase Agreement by and between the parties, dated November 30, 2020 (the “EMA Financial Purchase Agreement”). Pursuant to the EMA Financial Amendment, the full-ratchet anti-dilution provision was deleted from the EMA Financial Warrant, and the variable conversion price was deleted from the EMA Financial Note. Except as specifically amended by the EMA Financial Amendment, the terms and conditions of the EMA Financial Purchase Agreement, EMA Financial Note, EMA Financial Warrant and other original transaction documents, remain in full force and effect.

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Auctus Fund Amendment

On May 25, 2021, the Company and Auctus Fund, LLC, a Delaware limited liability company (“Auctus Fund”), entered into Amendment No. 1 to the Warrant (the “Auctus Fund Amendment”), pursuant to which the parties amended certain terms of the warrant to purchase shares of the Company’s common stock (the “Auctus Fund Warrant”) the Company issued to Auctus Fund under the Securities Purchase Agreement by and between the parties, dated February 9, 2021 (the “Auctus Fund Purchase Agreement”). Pursuant to the Auctus Fund Amendment, the full-ratchet anti-dilution provision was deleted from the Auctus Fund Warrant; provided, however, that if the Company does not consummate its uplisting to Nasdaq by June 30, 2021, then the terms of the Auctus Fund Warrant will revert back to the original terms. Except as specifically amended by the Auctus Fund Amendment, the terms and conditions of the Auctus Fund Purchase Agreement, Auctus Fund Warrant, and other original transaction documents, remain in full force and effect

The foregoing descriptions of the FirstFire Global Amendment, Quick Capital Note Amendment, Quick Capital Warrant Amendment, Labrys Fund Amendment, EMA Financial Amendment and Auctus Fund Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Transaction Documents, dated May 20, 2021, by and between the Company and FirstFire Global Opportunities Fund, LLC

10.2	Amendment No. 1 to Convertible Promissory Note, dated May 21, 2021, by and between the Company and Quick Capital, LLC

10.3	Amendment No. 1 to Common Stock Purchase Warrant, dated May 21, 2021, by and between the Company and Quick Capital, LLC

10.4	Amendment No. 1 to the Warrant, dated May 22, 2021, by and between the Company and Labrys Fund, LP

10.5	Amendment No. 1 to Transaction Documents, dated May 24, 2021, by and between the Company and EMA Financial, LLC

10.6	Amendment No. 1 to the Warrant, dated May 25, 2021, by and between the Company and Auctus Fund, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: May 27, 2021	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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